EXHIBIT 10.70

                              EMPLOYMENT AGREEMENT

         This Employment Agreement is made and entered into this first day of January, 1998, by and between Dove Four Point, Inc., a Florida corporation (the "Company"), a wholly-owned subsidiary of NewStar Media Inc., a California corporation ("NewStar"), and Ronald M. Ziskin ("Employee").

         Whereas, the Company and Employee are parties to that certain Employment Agreement entered into in April 1996 (as it may have been amended, supplemented or otherwise modified to the date hereof, the "Prior Employment Agreement");

         Whereas, the Company and NewStar desire to assure that the Company retains the services of Employee, whose experience, knowledge and abilities with respect to the business and affairs of the Company are extremely valuable to the Company;

         Now, therefore, the Company and Employee agree as follows:

         1. POSITION AND DUTIES.

            1.1 The Company hereby employs Employee as President (or other mutually agreed-upon title) of the Company during the term of this Agreement, with powers and duties consistent with such position. Employee shall report to the President and/or Chief Executive Officer of NewStar and the Board of Directors of NewStar. Employee shall, during the term of this Agreement, perform such additional or different duties, and accept the election or appointment to such other offices or positions, as may mutually be agreeable to Employee and NewStar.

            1.2 Employee shall devote his full working time to the promotion of the Company's business and welfare, and use his best efforts to promote the Company's products and services. During the term of his employment with the Company, Employee will not accept employment or engage in any manner, directly or indirectly, in any other business. Employee shall perform such duties and responsibilities incidental to his employment as may from time to time be requested by the Company and shall faithfully observe the Company's and NewStar's policies and procedures.

         2. COMPENSATION AND BENEFITS.

            2.1 GENERALLY; BASE SALARY. Beginning on the date of this Agreement, during the term of employment, for the services to be rendered by Employee hereunder, Employee shall receive the following compensation and benefits, payable as earned, in the intervals indicated, and prorated for any partial year:

                (a) An annual salary (the "Base Salary") at the rate of three hundred thousand dollars ($300,000), payable commencing as of the date of commencement of the Term. The Base Salary shall be payable no less frequently than monthly. The Company may deduct from each installment of the Base Salary an amount sufficient to cover applicable federal, state and/or local income tax withholdings, old age and survivors and other social security payments, state disability insurance premiums and any other amounts which the Company is required to withhold by applicable law;

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                (b) An annual producer fee equal to 10% of the income before taxes of the Company for such year (taking into account the payment of such producer fee), but in no event to exceed $750,000. Income before taxes shall be calculated in accordance with Generally Accepted Accounting Practices. Employee shall receive the following payments which shall be an advance ("Advance") against the producer fee set forth in this paragraph (b): (i) for each television program produced by the Company for which the Company retains all distribution rights, copyrights and other rights of ownership, an amount equal to 30% of the executive producer fees payable to the Company and (ii) for each television program produced by the Company for which the Company does not retain distribution rights, copyrights or other rights of ownership, an amount equal to 15% of the executive producer fees payable to the Company. Payments of an Advance shall be made to Employee upon completion of photography of the applicable television program.

                (c) A stock option grant of 150,000 shares (the "Option Shares") of NewStar common stock, pursuant to a Stock Option Award Agreement between NewStar and Employee substantially in the form of Exhibit A hereto (the "Stock Option Agreement"). In connection with such stock option grant, the option to purchase 300,000 shares of NewStar common stock granted to Employee pursuant to the Prior Employment Agreement and the Stock Option Award Agreement, dated April, 1996 (the "Prior Option Agreement") shall be terminated and of no force or effect.

            2.2 FRINGE BENEFITS. Employee shall receive the following fringe benefits from the Company during the Term:

                (a) Four weeks of paid vacation during each fiscal year of the Company (as used in this Paragraph, a "fiscal year" shall be the date which is 12 months following the date of commencement of the Term under this Agreement and each 12-month period thereafter). Any such vacation shall be taken at times in accordance with the vacation policies of NewStar, unless approved otherwise by NewStar, or if not taken in any fiscal year shall be accrued and carried forward in accordance with the vacation policies of NewStar.

                (b) Payment of the premium payable with respect to the health insurance plan provided by NewStar for its executive officers as from time to time in effect. In addition, Employee shall be permitted during the term hereof, if and to the extent eligible, to participate in any group life, hospitalization or disability insurance plan, health program, pension plan, similar benefit or other fringe benefits of NewStar which may be available to executive officers of NewStar.

                (c) Reimbursement of automobile expenses in accordance with the policy of NewStar as from time to time in effect for Employee's current automobile or a comparable automobile. The Company or NewStar shall obtain and pay for insurance on such automobile.

                (d) Reimbursement to Employee for all reasonable costs and expenses he incurs in connection with the performance of his duties and obligations under this Agreement, and which are consistent with the policies of NewStar for executive officers.

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            2.3 GUARANTEE. NewStar shall guarantee all compensation and benefits referred to in this Section 2 as fully as if it were a party hereto.

         3. TERM.

            3.1 The term of this Agreement (the "Term") shall commence on the date hereof and shall terminate upon the first to occur of the following events:

                (i)   December 31, 2000;

                (ii) the death or permanent disability of Employee as defined in Section 5.1(a) herein; and

                (iii) the discharge of Employee for cause as defined in Section
                      5.2(a) herein.

         4. COVENANT NOT TO SOLICIT OR HIRE EMPLOYEES OR CUSTOMERS. During the Term, Employee shall not, directly or indirectly, solicit or induce any of the Company's employees to terminate their employment with the Company, hire or cause any of the then current employees of the Company to be hired by any other company, or solicit or assist in soliciting any business from any of the then current customers or prospective customers of the Company on behalf of Employee or any other company.

         5. TERMINATION.

            5.1 TERMINATION DUE TO DISABILITY, ETC. The Company may, by written notice to Employee, terminate his employment under the Agreement as of date of that notice if Employee shall fail or be unable to perform his duties as the result of any physical or mental disability for 180 consecutive days or during any 210 days in any 240-day period (a "Permanent Disability"); Employee's employment under this Agreement shall terminate automatically upon Employee's death or adjudication of incompetence.

            5.2 TERMINATION FOR CAUSE. By complying with the provision of
Section 5.2(b) hereof, the Company may terminate Employee's employment under this Agreement for "Cause."

                (a) For purposes of this Agreement, "Cause" shall mean: (i) fraud, embezzlement or conviction of or the pleading guilty or no contest to any felony or to any misdemeanor involving dishonesty, (ii) gross negligence or willful failure of Employee to perform his duties hereunder, (iii) any breach by Employee of his covenants or obligations under this Agreement, or (iv) the occurrence of any matter relating to Employee of the type set forth in Item 401(f) of Regulation S-K promulgated by the Securities and Exchange Commission.

                (b) If any one or more of the events enumerated under (i) above shall occur, the Company shall provide written notice (the "Warning Notice") to Employee of its intention to terminate this Agreement for Cause, the basis of such Cause, and the steps which the Company believes should be taken by the Employee to correct and cure the same. Unless Employee, within 30 days following receipt of the Warning Notice, substantially corrects and cures all matters delineated in the Warning Notice to NewStar's reasonable satisfaction or if the matters set forth in the Warning Notice are not reasonably susceptible of being so cured or corrected within such 30-day period, the Company may terminate this Agreement so that the Company shall have no further obligation to Employee

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except as set forth in Section 5.3 herein, by delivering a notice of termination to Employee, which notice of termination shall be effective as of the date of delivery of such notice; PROVIDED HOWEVER, that Employee shall be entitled to any notice or opportunity to cure a termination arising as a result of the "Cause" set forth in Section 5.2(a) (i) hereof.

            5.3 PAYMENTS UPON TERMINATION.

                (a) In the event Employee is terminated for any reason whatsoever, the Company shall pay to Employee all accrued and unpaid Base Salary, all accrued and unpaid vacation and other accrued and unpaid benefits set forth herein to the date of termination, reimbursement of expenses prior to the date of termination in accordance with the provisions of this Agreement; continued insurance benefits under such circumstances and for such periods of time as are mandated by applicable state or federal law; and such other benefits or entitlements that are deemed to be vested pursuant to the provisions of Employee Retirement Income Security Act of 1974, as from time to time amended, and any regulations promulgated pursuant thereto. Such benefits shall be payable in accordance with the provision therefore in this Agreement, or with regard to benefits for which no provision is made, promptly following termination of employment.

                (b) In the event Employee is terminated by the Company without Cause, then, in addition to the payments due to Employee under Section 5.3(a), and as Employee's sole and exclusive rights and remedies, the Company shall, for the remainder of the Term, be obligated to continue to provide to the Employee his Base Salary in accordance with the terms hereof (but no other payments or benefits).

                (c ) Employee shall have no duty to seek alternative employment in the event of termination. Notwithstanding the foregoing, the Company and Employee agree that if Employee enters into employment after termination by the Company hereunder without Cause, the total compensation earned by Employee together with any welfare or other benefits earned or received by Employee during any period that Employee continues to receive Base Salary shall be deducted from the amount, if any, which the Company would otherwise be required to pay or provide to Employee during such period hereunder. Employee agrees that he shall give written notice to the Company (promptly after accepting any engagement or employment or furnishing his services after termination of his employment with the Company) of any amounts earned (or to be earned) by Employee and any benefits provided (or to be provided) to Employee pursuant to his new engagement or employment arrangement.

         6. CONFIDENTIAL INFORMATION. Employee acknowledges that the information, observations and data obtained by him while employed by the Company concerning the business or affairs of NewStar, the Company or their Affiliates (the "Confidential Information") are the property of NewStar, the Company or such Affiliate. Therefore, Employee agrees that Employee shall not disclose to any unauthorized person or use for Employee's own account any Confidential Information without the prior written consent of the Board of Directors of NewStar, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions to act or unless such information is required to be disclosed in connection with an administrative or judicial proceeding, provided that in such case, Employee agrees to notify the Company and NewStar of the Confidential Information to be disclosed sufficiently in advance of such disclosure, and agrees, if requested, to use reasonable efforts to cooperate

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with NewStar, the Company or an Affiliate in seeking a protective order for such information. Employee shall deliver to the Company at the termination of the Term, or at any time NewStar, the Company or an Affiliate may request, all "documents" and "writings", as defined in the California Evidence Code, and copies thereof, relating to the Confidential Information, work product or the business of NewStar, the Company or any Affiliate which Employee may then possess or have under his control. In the event of the breach or a threatened breach by Employee of any of the provisions of this Section 6, NewStar, the Company or any of its Affiliates, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). Employee acknowledges and agrees that the covenant under this Section 6 shall apply during the Term and thereafter regardless of the reason for the termination of Employee's employment.

         7. RIGHT TO INJUNCTION. Employee acknowledges that any remedy at law for breach by him of the provisions of Sections 4.1 or 6 hereof will be inadequate. Accordingly, in the event of the breach or threatened breach by Employee of Sections 4.1 or 6 hereof, the Company shall be entitled to injunctive relief in addition to any other remedy it may have.

         8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements of the parties with respect to the subject matter hereof. Without limiting the foregoing, the Prior Employment Agreement and the Prior Option Agreement and all rights to receive payments and/or benefits and/or all other rights granted thereunder are hereby canceled and shall no longer be in force or effect. This Agreement may not be changed or amended except in writing signed by the parties and approved by NewStar.

         9. GOVERNING LAW. This Agreement shall be subject to, and be governed by, the laws of the State of California.

         10. ASSIGNMENT. Employee may not assign, transfer or convey this Agreement or any interest therein. This Agreement and all of the Company's rights and obligations hereunder may be assigned or transferred by it, in whole but not in part, to and shall be binding upon and inure to the benefit of any successor of the Company, but any such assignment shall not relieve the Company of any of its obligations. The term "successor" shall mean only any corporation or other business entity which by merger, consolidation, purchase of assets or otherwise succeeds to or otherwise acquires all or substantially all of the assets of the Company.

         11. SEVERABILITY. If any provision of this Agreement as applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

         12. WAIVER. Waiver by either party of breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

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         13. COUNTERPARTS. This Agreement shall be executed in a number of identical counterparts, each of which shall be construed as an original for all purposes, but all of which taken together shall constitute one and the same Agreement.

         14. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and delivered in person or sent by registered or certified United States mail, postage and fees prepaid, to the addresses of the parties set forth below, or such other address as shall be furnished by notice hereunder by any such party:

THE COMPANY                         NewStar Television
                                    8955 Beverly Blvd.
                                    Los Angeles, CA  90048
                                    Attn: Chief Financial Officer

NEWSTAR MEDIA INC.                  NewStar Media Inc.
                                    8955 Beverly Blvd.
                                    Los Angeles, CA  90048
                                    Attn: Chief Financial Officer

EMPLOYEE                            Ronald M. Ziskin
                                    4428 Arcola Avenue
                                    Toluca Lake, CA  91602

No failure or refusal to accept delivery of any envelope containing such notice shall affect the validity of such notice or the giving thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    DOVE FOUR POINT, INC.

                                    By:  /S/ RONALD LIGHTSTONE
                                       ----------------------------------

                                    Title:
                                          -------------------------------

                                         /S/ RONALD M ZISKIN
                                    -------------------------------------
                                    Employee
Agreed:

NEWSTAR MEDIA INC.

By:  /S/ RONALD LIGHTSTONE
   ---------------------------------

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                                    EXHIBIT A

                         FORM OF STOCK OPTION AGREEMENT

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                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") is entered into as of January 1, 1998, by and between NEWSTAR MEDIA INC., a California corporation (the "Corporation"), and RON ZISKIN (the "Participant"), on behalf of the Wedner-Ziskin Family Trust.

                               W I T N E S S E T H

         WHEREAS, the Participant and the Corporation (fka Dove Audio, Inc.) are parties to that certain Stock Option Award Agreement dated as of April 1996 (the "Prior Stock Option Agreement"), pursuant to which the Participant was granted an option to purchase 300,000 shares of common stock of the Corporation on the terms and conditions thereunder (the "Prior Option");

         WHEREAS, the Participant and the Corporation have agreed to cancel and terminate the Prior Stock Option Agreement and the Prior Option and enter into this Agreement;

         WHEREAS, pursuant to the Corporation's 1994 Stock Incentive Plan (the "Plan"), the Corporation's Stock Incentive Plan Committee (the "Committee") committed to grant to the Participant, effective as of January 1, 1998 (the "Grant Date"), an Option (the "Option") to purchase all or any part of 150,000 shares of Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth (capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan).

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Corporation has granted to the Participant as a matter of separate inducement and agreement in connection with the Participant's employment with, or other services provided by the Participant to, the Corporation, but not in lieu of any salary or other compensation for such employment or services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter set forth, all or any part of an aggregate of 150,000 shares (the "Shares") of Common Stock at the price of $1.50 per share (the "Exercise Price"), exercisable from time to time subject to the provisions of this Agreement and the Plan prior to the close of business on January 2, 2009 (the "Expiration Date").

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         2. VESTING AND EXERCISE OF OPTION. The Option is to vest 1/3 January 1,
1998; 1/3 January 1, 1999; 1/3 January 1, 2000. Notwithstanding the vesting of any portion or all of the options, the Option may not be exercised as to less than 100 shares at any one time unless the number of Shares purchased is the total number at the time available for purchase under an installment of the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

         3. TERMINATION/ACCELERATION OF OPTIONS.

            (a) If the Participant's employment by the Corporation terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 1, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on or prior to that date, and any Option not exercisable up to that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Corporation in its sole discretion, all Options shall lapse immediately upon such termination of employment.

            (b) If the Participant's employment by the Corporation terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 1, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on or prior to that date, and any Option not exercisable on that date shall terminate.

            (c) If the Participant's employment by the Corporation terminates as a result of death while the Participant is employed by the Corporation or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 1, during the 12-month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby, including all shares as to which the Option would not otherwise be exercisable.

            (d) In the event of termination of employment with the Corporation for any reason, other than discharge for cause, the Corporation may, in its discretion, increase the portion of the Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Corporation shall determine.

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            (e) If any entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 3 to be a termination of employment of each employee of that entity.

            (f) Upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable. Acceleration of the vesting of the Option shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

            (g) For purposes of this Section 3, the following terms shall have the following meanings:

                a. "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

                b. "EVENT" shall mean any of the following:

                   (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

                   (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation; or

                   (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary.

                   (iv) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                   (v) "RETIREMENT" shall mean retirement as defined in termination of employment with the Corporation pursuant to the Corporation's retirement policy, as in effect from time to time.

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                   (vi) "TOTAL DISABILITY" shall mean a permanent and total
disability" within the meaning of Section 22(e)(3) of the Code.

         3. METHOD OF EXERCISE AND PAYMENT.

            (a) EXERCISE OF OPTION. Each exercise of the Option shall be by means of written notice of exercise in the form attached hereto as Exhibit A duly delivered to the Corporation, specifying the number of whole Shares with respect to which the Option is being exercised (the "Exercised Shares"), together with any written statements required hereunder and payment equaling the Exercise Price multiplied by the number of Exercised Shares (the "Aggregate Price"), in cash or by check payable to the order of the Corporation. The Participant may also deliver in payment of a portion or all of the Aggregate Price certificates for Common Stock, which shall be valued at the Fair Market Value of such Common Stock on the date of exercise of the Option. With the prior written consent of the Committee, the Participant may pay for all or a portion of the Aggregate Price by means of a promissory note to the Corporation, on such terms and conditions as the Committee may determine.

         4. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Participant acknowledges that the Corporation has the right to terminate the Participant's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Agreement or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Participant at any time for any reason whatsoever, with or without cause, or
(ii) reduce the compensation received by the Participant from the rate in existence on the Grant Date.

         5. NON-ASSIGNABILITY OF OPTION. Other than by will or the laws of descent and distribution, or pursuant to a "qualified domestic relations order" as defined by the Code, no benefit payable under, or interest in, the Plan or in any Grant shall be subject in any manner to anticipation, alienation, sale transfer, assignment, pledge, encumbrance or charge, regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest, and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or his or

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her permitted transferee, may exercise it on behalf of the spouse of the
Participant or such spouse's successor in interest. Amounts payable pursuant to a Grant shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant.

         6. ADJUSTMENTS UPON SPECIFIED CHANGES. Upon the occurrence of certain Events relating to the Corporation's stock, such as stock splits, combinations, extraordinary cash dividends, or mergers in which the Corporation is not the Surviving Corporation as further set forth in the Plan, adjustments will be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to, the Option.

         7. ACCELERATION. Upon the occurrence of certain Events, the Option may become immediately exercisable to the full extent theretofore not exercisable unless prior to an Event the Committee determines otherwise. However, no Option may become exercisable on a date less than six months after the Grant Date.

         8. APPLICATION OF SECURITIES LAWS.

            (a) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Commission, and any other regulatory agencies, including any other state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that:

                (1) The Participant (A) can bear the economic risk of losing the Participant's entire investment in the Shares; and (B) has adequate means of providing for the Participant's current needs and possible personal contingencies.

                (2) The Participant has had an opportunity to ask questions of and receive answers from the Chief Financial Officer and President concerning the terms and conditions of this investment. The Participant has received and reviewed a copy of the Plan.

                (3) The Participant understands that the Option and the Shares issuable upon exercise of the Option may not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities act, in reliance on available exemptions from registration or qualification thereunder, as the case may be, and that the Corporation is relying upon the Participant's representations and warranties herein in availing itself of said exemptions.

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

                (4) The Option hereby granted to the Participant is being acquired solely for the Participant's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Participant has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution, and the Participant further agrees that the Option and Common Stock acquired pursuant to the Option will not be transferred or distributed without (a) first having presented to the Corporation a written opinion of legal counsel in form and substance satisfactory to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Securities Act and applicable state securities laws and the rules and regulations promulgated thereunder, or (b) a registration statement covering the resale of such Common Stock being effective. Finally, the Participant recognizes that, if applicable, a legend reading substantially as follows shall be placed on all certificates representing the Common Stock and a stop order shall be placed against a transfer of same in accordance with the following legend:

              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                (5) The Participant either has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Participant's business or financial experience reasonably can be assumed to have the capacity to protect his or her own interests in connection with acquisition of the Option and exercise thereof.

         The foregoing representations and warranties are and will be true and accurate as of both the Grant Date and the date of delivery of Common Stock acquired pursuant to the Option and shall survive such delivery.

            (b) The Committee may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended.

         9. NOTICES. Any notice to be given to the Corporation under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be sent to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or 3 days after deposit into U.S. mails of a notice sent by registered or certified mail (postage and registry or certification fee prepaid).

         10. EFFECT OF AGREEMENT. This Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation to the extent provided in the Plan.

         11. TAX WITHHOLDING. The provisions of the Plan are hereby incorporated and shall govern any withholding that the Corporation is required to make with respect to an exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred until the Corporation has withheld, or has received payment from the Participant of, all amounts the Corporation is required to withhold.

         12. TERMS OF THE PLAN GOVERN. Except with respect to terms specifically set forth in this Agreement (including, without limitation, Section 3 and the definition of "Event"), the Option and this Agreement are subject to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated as though set forth at length. In the event of a conflict between this Agreement and the Plan, the terms of the Plan shall govern (except for a conflict between this Agreement and the Plan with respect to Section 3 of this Agreement, in which case the terms of this Agreement shall govern). The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

         13. LIABILITY OF CORPORATION. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

         14. STOCKHOLDER RIGHTS. The Participant shall not have any rights of a stockholder with respect to any Shares covered by this Option unless such Shares have been issued to the Participant by the Corporation pursuant to the valid exercise of the Option and the full payment by the Participant of the Exercise Price in respect thereof.

         15. LAWS APPLICABLE TO CONSTRUCTION. The interpretation, performance and enforcement of the Participant's Grant and this Agreement shall be governed by the laws of the State of California.

             IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

                                             NEWSTAR MEDIA INC.

                                              By:
                                                 -------------------------------
                                                 Title:

                                              PARTICIPANT

                                              ---------------------------------
                                              RON ZISKIN

                                              ---------------------------------
                                              (Address)

                                              ---------------------------------
                                              (City, State, Zip Code)

                                   Exhibit "A"

NewStar Media Inc.
8955 Beverly Boulevard
Los Angeles, California  90048

Ladies and Gentlemen:

         I am the holder of an option (the "Option") granted by Dove Entertainment, Inc., a California corporation (the "Corporation"), on [_________________], to purchase up to an aggregate of ______________ shares
(subject to anti-dilution adjustments) of the Corporation's Common Stock, pursuant to the terms of an Incentive Stock Option Agreement ("Agreement") dated as of [__________________]. I hereby exercise my Option with respect to __________ shares of Common Stock subject to the Option at the price of $1.50 per share as provided for in the Agreement, and I present herewith funds payable to the order of the Corporation in the amount of $__________, which represents the full purchase price for the number of shares purchased upon this exercise.

         I represent and warrant that I have received a copy of the Company's 1994 Stock Incentive Plan dated November 29, 1994, with respect to the Option and the shares of Common Stock issuable upon exercise thereof. I understand that the Corporation may use the proceeds from the exercise of this Option for general corporation purposes.

         The certificates evidencing the shares purchased upon this exercise should be registered in my name and delivered to me.

         I further hereby understand and confirm that the sale, exchange or other disposition of the shares acquired hereby shall also be subject to any and all other requirements and restrictions set forth in said Agreement (including, without limitation, Paragraph 5 of said Agreement) and the Internal Revenue Code of 1986, as amended.

                                                    Very truly yours,

                                                    ----------------------------

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